================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 October 8, 2007
                         Commission file number 1-13163

                                  -----------

                                YUM! BRANDS, INC.
             (Exact name of registrant as specified in its charter)

        North Carolina                                         13-3951308
----------------------------------                     -------------------------
(State or other jurisdiction                                 (IRS Employer
of incorporation or organization)                          Identification No.)


        1441 Gardiner Lane, Louisville, Kentucky         40213
        (Address of principal executive offices)       (Zip Code)


    Registrant's telephone number, including area code:    (502) 874-8300


        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Section 2 - Financial Information

     Item 2.02 Results of Operations and Financial Condition

     On October 8, 2007, YUM! Brands, Inc. issued a press release announcing financial results for the quarter ended September 8, 2007. In this press release, YUM! Brands, Inc. also announced that its Board of Directors authorized the repurchase of up to $1.25 billion of the Company's outstanding common stock over a period of up to 12 months. A copy of the press release is attached hereto as Exhibit 99.1.

Section 8 - Other Events

     Item 8.01 Other Events

     On October 8, 2007, YUM! Brands, Inc. updated its full year 2007 guidance. A copy of the guidance is attached hereto as Exhibit 99.2.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     99.1 Press Release dated October 8, 2007 from YUM! Brands, Inc. announcing Financial Results for quarter ended September 8, 2007 and $1.25 Billion Share Repurchase

     99.2 Guidance Update dated October 8, 2007 from YUM! Brands, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             YUM! BRANDS, INC.
                                             -----------------
                                               (Registrant)



Date: October 8, 2007                        /s/ Ted F. Knopf
                                             -----------------------------------
                                             Senior Vice President of Finance
                                             and Corporate Controller
                                             (Principal Accounting Officer)